The Sentinel Funds

Class A, Class C, Class S and Class I

Supplement dated March 15, 2012

to the Prospectus dated March 30, 2011, as supplemented to date

Sentinel Sustainable Growth Opportunities Fund – Changes to Portfolio Management Team and Name

Effective March 29, 2012 (the “Effective Date”), the Sentinel Sustainable Growth Opportunities Fund (the “Fund”), a series of Sentinel Group Funds, Inc., will change its portfolio management team and its name.  The Fund will retain its focus on investing in mid-capitalization companies, but will modify its investment strategies to increase from 65% to 80% the amount of net assets that are, under normal circumstances, invested in mid-capitalization companies, and to change the definition of mid-capitalization company to that used by the Sentinel Mid Cap Fund.  The Fund will retain its sustainable and responsible investing focus.

Below is a summary description of these changes.

Management of the Fund

Portfolio Managers

On the Effective Date, the Fund’s portfolio managers will be Betsy Pecor, Senior Vice President with Sentinel Asset Management, Inc. (“Sentinel”), Carole Hersam, Vice President with Sentinel, and Matthew Spitznagle, Vice President with Sentinel (collectively, the “PM Team”).  Ms. Pecor is currently a co-manager on three Sentinel Funds – the Sentinel Mid Cap Fund, the Sentinel Mid Cap II Fund and the Sentinel Small Company Fund.  She has co-managed the Sentinel Mid Cap Fund since 2008, the Sentinel Mid Cap II Fund since January 2012, and the Sentinel Small Company Fund since 2005.  Ms. Hersam and Mr. Spitznagle are both equity analysts with Sentinel’s small/mid cap team, and work with Ms. Pecor on the Sentinel Mid Cap, Mid Cap II and Small Company Funds.  Ms. Hersam joined Sentinel in 2000, and Mr. Spitznagle joined Sentinel in 2005.

Investment Strategies

With respect to the Fund, the PM Team will seek to invest primarily in common stocks of mid-capitalization companies (defined as companies that have, at the time of purchase, market capitalizations between $500 million and $25 billion) that the PM Team believes are high quality, have superior business models, solid management teams, sustainable growth potential and are attractively valued.  For portfolio construction purposes, the Fund will use the Standard & Poor’s MidCap 400 Index as a sector-weighting guide, generally using a plus or minus 25% weighting.

Investments will be subject to the environmental, social and corporate governance screening process currently in place for the Fund.

The PM Team’s investment process will likely result in a portfolio turnover rate higher than the Fund’s historical average during the time immediately following the Effective Date until the time when the PM Team has transitioned the Fund’s holdings to consist of securities that are consistent with the PM Team’s investment style.  The portfolio turnover during this interim period may increase the Fund’s costs and reduce the Fund’s performance.

Other Fund Changes

Name Change

On the Effective Date, the Fund will change its name from Sentinel Sustainable Growth Opportunities Fund to Sentinel Sustainable Mid Cap Opportunities Fund.

Adoption of Non-Fundamental Investment Policy

Effective with the Fund’s name change, the Fund will adopt a non-fundamental investment policy of investing, under normal circumstances, at least 80% of its assets in mid-capitalization companies.

Change of Fund Benchmarks

On the Effective Date, the Fund will compare its performance to the Russell Midcap Index and the Standard & Poor’s MidCap 400 Index, rather than the Russell Midcap Growth Index (the Fund’s current benchmark index).